Exhibit 10.1
EXECUTION VERSION
SECOND AMENDMENT TO CREDIT AGREEMENT
AND
FIRST AMENDMENT TO SECURITY AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO SECURITY AGREEMENT (this “Amendment”) dated as of June 23, 2008 by and among ASHFORD HOSPITALITY LIMITED PARTNERSHIP, a limited partnership formed under the laws of the State of Delaware (the “Borrower”), ASHFORD HOSPITALITY TRUST, INC., a corporation formed under the laws of the State of Maryland (the “Parent”), the Grantors party hereto (the “Grantors”), each of the Lenders party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as Secured Party (the “Agent”).
     WHEREAS, the Borrower, the Parent, the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of April 10, 2007 (as amended and as in effect immediately prior to the date hereof, the “Credit Agreement”);
     WHEREAS, the Grantors have executed that certain Security Agreement dated as of April 10, 2007 in favor of the Agent (as amended and as in effect immediately prior to the date hereof, the “Security Agreement”);
     WHEREAS, pursuant to Section 7.13 of the Credit Agreement, the Borrower has requested that the Agent release each Guarantor listed on Schedule I (the “Released Guarantors”) from the Guaranty and Security Agreement; and
     WHEREAS, the parties hereto desire to amend the Credit Agreement and the Security Agreement for the purposes provided herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
     Section 1. Specific Amendment to Credit Agreement. Subject to satisfaction of the conditions contained in Section 3 hereof, the Borrower, the Parent, the Lenders and the Agent hereto agree that the Credit Agreement is amended as follows:
     (a) The following definition is added to Section 1.1. of the Credit Agreement in the appropriate alphabetical location:
     “Mezzanine Debt Interest” means a promissory note evidencing a mezzanine financing or similar transaction, secured by a mortgage or Equity Interest and of which the Borrower or any Subsidiary is the holder and retains the rights of collection of all payments thereunder.
     (b) The definition of “Floating Rate Indebtedness” contained in Section 1.1. of the Credit Agreement is restated in its entirety as follows:

     “Floating Rate Indebtedness” means all Indebtedness of a Person which, after giving effect to any Derivatives Contracts, at any time prior to the earlier of (a) the scheduled maturity date of such Indebtedness and (b) the later of the Revolving Termination Date and the Term Loan Maturity Date bears interest at a variable rate that is not then subject to a “cap,” “collar” or other similar arrangement which result in the variable rate being less than or equal to the sum of (x) the rate (as reasonably determined by the Agent) borne by United States Treasury notes with a maturity of 10 years at the time the applicable Derivatives Contract became effective and (y) 3.0% per annum.
     (c) The definition of “Indebtedness” contained in Section 1.1. of the Credit Agreement is amended by restating clause (h) thereof in its entirety as follows:
(h) net obligations under any Derivatives Contract, other than a Derivatives Contract with respect to any Indebtedness permitted hereunder, in an amount equal to the Derivatives Termination Value thereof;
     (d) The first sentence of Section 7.12.(b) of the Credit Agreement is restated in its entirety as follows:
Within 30 days of the Borrower or any Domestic Subsidiary (other than an Excluded Subsidiary) acquiring, forming, initially holding or otherwise receiving after the Effective Date any Equity Interest in a Subsidiary (other than an Unpledgeable Subsidiary or a Subsidiary with less than $10,000 in assets in the aggregate), the Parent shall cause to be delivered to the Agent each of the following in form and substance satisfactory to the Agent: (i) a supplement to the Pledge Agreement executed by the Borrower or such Domestic Subsidiary, as applicable, subjecting such Equity Interests to the Lien of the Pledge Agreement, (ii) the items that would have been delivered under Sections 5.1.(a)(v) and (vii), and if such Subsidiary is a Material Subsidiary, Sections 5.1.(a)(viii), (ix) and (xxii), if such Subsidiary Equity Interests had been Collateral under the Pledge Agreement on the Effective Date and (iii) if such Equity Interests are owned by a Domestic Subsidiary that is not already a Guarantor and is not an Excluded Subsidiary, the items referred to in clauses (i) and (ii) of the immediately preceding subsection (a).
     (e) Section 7.13 of the Credit Agreement is amended by inserting a clause (c) after clause (b) as follows:
     (c) Release of Mezzanine Debt Interests. The Borrower may request in writing that the Agent release, and upon receipt of such request the Agent shall release the Mezzanine Debt Interests held by a Subsidiary from the Lien of the applicable Security Documents so long as: (i) (A) such Subsidiary qualifies, or will qualify simultaneously with the release of its Mezzanine Debt Interests from such Security Documents, as an Unpledgeable Subsidiary or has ceased to be, or simultaneously with the release of its Mezzanine Debt Interests from such

Security Documents will cease to be, a Subsidiary or (B) simultaneously with the release of its Mezzanine Debt Interests from such Security Documents, such Mezzanine Debt Interests will be conveyed, sold, transferred or otherwise disposed of as permitted by this Credit Agreement to a Subsidiary that qualifies as an Unpledgeable Subsidiary or a Person that is not a Subsidiary or has ceased to be a Subsidiary; (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release; and (iii) the Agent shall have received such written request at least 7 Business Days prior to the requested date of release. Delivery by the Borrower to the Agent of any such request shall constitute a representation by the Borrower that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request.
     (f) Section 10.4.(d) of the Credit Agreement is restated in its entirety as follows:
     (d) payments of principal of all Loans, Reimbursement Obligations, other Letter of Credit Liabilities, and all Secured Obligations (as defined in either the Pledge Agreement or the Security Agreement) constituting indebtedness, liabilities, obligations, covenants and duties of the Borrower owing to the Agent, any Lender or any Affiliate of any Lender of any kind, nature or description, under or in respect of any Derivatives Contract entered into by the Borrower with any Person that is or was a Lender (or any Affiliate of any Lender) at the time such Derivatives Contract was executed, to be applied for the ratable benefit of the Lenders and the holders of such Secured Obligations; provided, however, to the extent that any amounts available for distribution pursuant to this subsection are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Agent for deposit into the Collateral Account;
     (g) Section 12.10 of the Credit Agreement is amended by inserting “(a)” at the beginning of the text of the paragraph and inserting a clause (b) after such paragraph as follows:
     (b) At such time as any Collateral is conveyed, sold, transferred or otherwise disposed of as permitted by this Credit Agreement, upon the request of the Borrower, the Agent shall (without notice to, or vote or consent of, any Lender) take such actions as shall be required to release its security interest in such Collateral, so long as (i) no Default or Event of Default shall then be in existence or would occur as a result of such release and (ii) the Agent shall have received such written request at least 7 Business Days prior to the requested date of release.
     Section 2. Specific Amendments to the Security Agreement. Subject to the satisfaction of conditions contained in Section 3 hereof, the Grantors, the Lenders and the Agent agree that the Security Agreement is amended as follows:
     (a) Section 5(f) of the Security Agreement is restated in its entirety as follows:

     (f) Pledged Collateral. Within 30 days of any Grantor acquiring possession of any certificates and Instruments representing or evidencing Pledged Collateral (including Additional Pledged Collateral), such Grantor shall deliver to the Secured Party, all such certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Secured Party. While an Event of Default exists, the Secured Party shall have the right, at any time in its discretion and without notice to any Grantor, (i) to transfer to or to register in its name or in the name of its nominees any Pledged Collateral and (ii) to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations. Except as permitted by the Credit Agreement, such Grantor shall not grant control over any Investment Property that is Collateral to any Person other than the Secured Party.
     (b) Section 5(g) of the Security Agreement is restated in its entirety as follows:
     (g) Delivery of Instruments. Within 30 days of any Grantor acquiring possession of any Instrument payable to such Grantor, such Grantor shall deliver to the Secured Party each such Instrument, duly indorsed in a manner reasonably satisfactory to the Secured Party.
     Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:
     (a) a counterpart of this Amendment duly executed by the Parent, the Borrower, the Grantors and the Requisite Lenders;
     (b) the Acknowledgment and Amendment to Guaranty substantially in the form of Exhibit A attached hereto (the “Guaranty Amendment”), executed by the Borrower and each Guarantor;
     (c) copies certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party of all corporate, partnership or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of this Amendment, the Credit Agreement, as amended by this Amendment, the Security Agreement, as amended by this Amendment, the Guaranty, as amended by the Guaranty Amendment, and the other the documents, instruments and agreements being executed by such Loan Party in connection with this Amendment (together with this Amendment and the Guaranty Amendment, the “Amendment Documents”);
     (d) a certificate of the chief executive officer, chief financial officer or other senior officer of the Borrower certifying that (A) all representations and warranties of the

Loan Parties contained in this Amendment, the Credit Agreement, as amended by this Amendment, the Guaranty, as amended by the Guaranty Amendment, and the other Amendment Documents are true, correct and complete in all material respects and (B) no Default or Event of Default exists or will exist immediately after giving effect to this Amendment and the Guaranty Amendment;
     (e) Each of Ashford HHC Partners LP, a Delaware limited partnership, Ashford HHC Partners II LP, a Delaware limited partnership, Ashford Hospitality Finance California General Partner LLC, a Delaware limited liability company, Ashford Hospitality Finance La Jolla LP, a Delaware limited partnership and Ashford Hospitality Servicing LLC, a Delaware limited liability company (each a “New Guarantor”) shall have become a Guarantor, its Equity Interest shall be subject to the Lien of the Pledge Agreement and the Agent shall have received the documents, instruments and agreements required pursuant to Section 7.12(a) and (b) of the Credit Agreement;
     (f) evidence that the Borrower shall have paid all Fees due and payable with respect to this Amendment; and
     (g) such other documents, instruments and agreements as the Agent may reasonably request.
     Section 4. Representations. The Borrower represents and warrants to the Agent and the Lenders that:
     (a) Authorization. Each of the Parent, the Borrower and the other Loan Parties has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, the Guaranty Amendment and the other Amendment Documents to which such Loan Parties are party and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, the Security Agreement, as amended by this Amendment, and the Guaranty, as amended by the Guaranty Amendment, in each case, in accordance with their respective terms. Each Amendment Document has been duly executed and delivered by a duly authorized officer of each Loan Party a party thereto and each of this Amendment, the Guaranty Amendment, the Credit Agreement, as amended by this Amendment, and the Guaranty, as amended by the Guaranty Amendment, is a legal, valid and binding obligation of each Loan Party a party thereto enforceable against such Loan Party in accordance with its respective terms.
     (b) Compliance with Laws, etc. The execution and delivery by each Loan Party of each Amendment Document to which it is a party and the performance by each Loan Party of this Amendment, the Credit Agreement, as amended by this Amendment, the Security Agreement, as amended by this Amendment, the Guaranty Amendment, and the Guaranty, as amended by the Guaranty Amendment, in each case, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Government Approvals or violate any Applicable Laws relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party, or any indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party.
     (c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.
     (d) Guarantors and Subsidiaries. All Subsidiaries of the Borrower that are required to become Guarantors under Section 7.12. of the Credit Agreement are parties to the Guaranty. Each Released Guarantor (i) qualifies, or will qualify simultaneously with its release from the Guaranty pursuant to this Amendment, as an Excluded Subsidiary or has ceased to be, or simultaneously with its release from the Guaranty pursuant to this Amendment will cease to be, a Material Subsidiary or a Subsidiary and (ii) no Default or Event of Default shall then be in existence or would occur as a result of such release.
     Section 5. Reaffirmation of Representations by Parent and Borrower. Each of the Parent and the Borrower hereby repeats and reaffirms all representations and warranties made by it to the Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances or transactions not prohibited by the Credit Agreement.
     Section 6. Release. Pursuant to Section 7.13 of the Credit Agreement, as amended hereby, the Agent and each Lender hereby releases each Released Guarantor from the Guaranty, the Pledge Agreement and the Security Agreement, to which it is a party.
     Section 7. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.
     Section 8. Amendment Fee. In consideration of the Lenders party hereto amending the Credit Agreement as provided herein, the Borrower agrees to pay to the Agent for the account of each Lender executing this Amendment an amendment fee equal to $3,000 for each such Lender.
     Section 9. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) actually incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.
     Section 10. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     Section 11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW

YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 12. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.
     Section 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
     Section 14. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.
     Section 15. Guaranty Amendment. Each Lender party to this Amendment authorizes and directs the Agent to enter into the Guaranty Amendment on behalf of such Lender.
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     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Credit Agreement and First Agreement to Security Agreement to be executed by their authorized officers all as of the day and year first written above.

ASHFORD HOSPITALITY LIMITED PARTNERSHIP

By:	Ashford OP General Partner LLC, its sole General Partner

By:
Name: David Brooks
Title: Vice President

ASHFORD HOSPITALITY TRUST, INC.

By:
Name: David Brooks
Title: Vice President

ASHFORD HOSPITALITY FINANCE LP
	By:	Ashford Hospitality Finance General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE LP
	By:	Ashford Hospitality Finance Albuquerque General Partner LLP, its general partner
ASHFORD FINANCE SUBSIDIARY II LP
	By:	Ashford Hospital Subsidiary II General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE LA JOLLA LP
	By:	Ashford Hospitality Finance California General Partner LLC, its general partner

By:
Name: David Brooks
Title: Vice President
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[Signature Page to Second Amendment to Credit Agreement and
First Amendment to Security Agreement
for Ashford Hospitality Limited Partnership]

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent and as a Lender
By:
	Name:	Matthew Ricketts
	Title:	Vice President

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MERRILL LYNCH BANK USA, as a Lender
By:
Name:
Title:

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RAYMOND JAMES BANK, FSB, as a Lender
By:
Name:
Title:

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BANK OF AMERICA, N.A., as a Lender
By:
Name:
Title:

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AAREAL BANK AG, as a Lender
By:
Name:
Title:

By:
Name:
Title:

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ALLIED IRISH BANKS, P.L.C. , as a Lender
By:
Name:
Title:

By:
Name:
Title:

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CALYON NEW YORK BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

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KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

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ROYAL BANK OF CANADA, as a Lender
By:
Name:
Title:

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:
Name:
Title:

By:
Name:
Title:

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UBS LOAN FINANCE LLC, as a Lender
By:
Name:
Title:

By:
Name:
Title:

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SCHEDULE I
Released Guarantors
Ashford 1031 Ground Lessee LLC
Ashford Covington LP
Ashford TRS IV LLC
Ashford TRS Lessee LLC
Falmouth Square Inn Limited Partnership

EXHIBIT A
FORM OF ACKNOWLEDGEMENT AND
AMENDMENT TO GUARANTY
     THIS ACKNOWLEDGEMENT AND AMENDMENT TO GUARANTY dated as of June 23, 2008 (this “Acknowledgment and Amendment”) executed by each of the undersigned (the “Guarantors”) and ASHFORD HOSPITALITY LIMITED PARTNERSHIP (the “Borrower”) in favor of WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent (the “Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).
     WHEREAS, the Borrower, Ashford Hospitality Trust, Inc. (the “Parent”), the Lenders, the Agent and certain other parties have entered into that certain Credit Agreement dated as of April 10, 2007 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);
     WHEREAS, each of the Guarantors is a party to that certain Guaranty dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which they guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;
     WHEREAS, certain of the Guarantors and the Borrower are a party to that certain Pledge Agreement dated as of April 10, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge Agreement”) pursuant to which they granted a security interest in the “Collateral” (as defined therein) to secure the Secured Obligations (as defined therein) on the terms and conditions contained in the Pledge Agreement;
     WHEREAS, certain of the Guarantors are a party to that certain Security Agreement dated as of April 10, 2007 in favor of the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) pursuant to which they granted a security interest in the “Collateral” (as defined therein) to secure the Secured Obligations (as defined therein) on the terms and conditions contained in the Security Agreement;
     WHEREAS, the Borrower, the Parent, the Grantors, the Agent and the Lenders are to enter into a Second Amendment to Credit Agreement and First Amendment to Security Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement and the Security Agreement on the terms and conditions contained therein; and
     WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors and the Borrower execute and deliver this Acknowledgment and Amendment.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

     Section 1. Amendment to Guaranty. The parties hereto agree that the Guaranty is amended by restating Section 1 thereof in its entirety as follows:
     Section 1. Guaranty. Each Guarantor hereby absolutely, irrevocably and unconditionally guaranties the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the following (collectively referred to as the “Guarantied Obligations”): (a) all indebtedness and obligations owing by the Borrower to any Lender or the Agent under or in connection with the Credit Agreement and any other Loan Document, including without limitation, the repayment of all principal of the Loans and the Reimbursement Obligations, and the payment of all interest, Fees, charges, attorneys’ fees and other amounts payable to any Lender or the Agent thereunder or in connection therewith; (b) any and all extensions, renewals, modifications, amendments or substitutions of the foregoing; (c) all expenses, including, without limitation, reasonable attorneys’ fees and disbursements, that are incurred by the Lenders and the Agent in the enforcement of any of the foregoing or any obligation of such Guarantor hereunder; (d) all indebtedness, liabilities, obligations, covenants and duties of the Borrower owing to any Lender (or any Affiliate of any Lender) of any kind, nature or description, under or in respect of any Derivatives Contract entered into by the Borrower with any Person that is or was a Lender (or any Affiliate of any Lender) at the time such Derivatives Contract was entered into, whether direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated; and (e) all other Obligations.
     Section 2. Reaffirmation.
     (a) Each Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty, as amendment hereby, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Guaranty, as amended hereby, or reduce, impair or discharge the obligations of such Guarantor thereunder.
     (b) Each party hereto that is a Pledgor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Pledge Agreement, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Liens created by the Pledge Agreement, or reduce, impair or discharge the obligations of such Pledgor thereunder.
     (c) Each party hereto that is a Grantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Security Agreement, and agrees that the transactions contemplated by the Amendment shall not in any way affect the validity and enforceability of the Liens created by the Security Agreement, or reduce, impair or discharge the obligations of such Grantor thereunder.

     Section 3. Governing Law. THIS ACKNOWLEDGEMENT AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
     Section 4. Counterparts. This Acknowledgement and Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.
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     IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgement and Amendment to Guaranty as of the date and year first written above.

BORROWER: ASHFORD HOSPITALITY LIMITED PARTNERSHIP
By:	Ashford OP General Partner LLC, its sole General Partner

By:
	Name:	David Brooks
	Title:	Vice President

GUARANTORS:

ASHFORD HOSPITALITY TRUST, INC.
ASHFORD 1031 GP LLC
ASHFORD CREDIT HOLDING LLC
ASHFORD FINANCE SUBSIDIARY II GENERAL
  PARTNER LLC
ASHFORD HHC LLC
ASHFORD HHC II LLC
ASHFORD HHC III LLC
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE
  GENERAL PARTNER LLC
ASHFORD HOSPITALITY FINANCE GENERAL
  PARTNER LLC
ASHFORD IHC LLC
ASHFORD MEZZ BORROWER LLC
ASHFORD OP GENERAL PARTNER LLC
ASHFORD OP LIMITED PARTNER LLC
BUCKS COUNTY MEMBER LLC
ASHFORD PROPERTIES GENERAL PARTNER LLC
FL/NY GP LLC

By:
	Name:	David Brooks
	Title:	Vice President

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GUARANTORS (CONT.):

ASHFORD FINANCE SUBSIDIARY II LP
By:	Ashford Finance Subsidiary II General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE ALBUQUERQUE LP
By:	Ashford Hospitality Finance Albuquerque General Partner LLC, its general partner
ASHFORD HOSPITALITY FINANCE LP
By:	Ashford Hospitality Finance General Partner LLC, its general partner
COMMACK NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner
CORAL GABLES FLORIDA HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
HYANNIS MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
SOUTH YARMOUTH MASSACHUSETTS HOTEL LIMITED PARTNERSHIP
By:	Ashford 1031 GP LLC, its general partner
WESTBURY NEW YORK HOTEL LIMITED PARTNERSHIP
By:	FL/NY GP LLC, its general partner

By:
Name: David Brooks
Title: Vice President
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GUARANTORS (CONT.):

ASHFORD TRS CORPORATION
ASHFORD TRS VI CORPORATION

By:
Name: David J. Kimichik
Title: President

ASHFORD HHC PARTNERS LP
By: Ashford HHC LLC, its general partner
ASHFORD HHC PARTNERS II LP
By: Ashford HHC II LLC, its general partner
ASHFORD HOSPITALITY FINANCE LA JOLLA LP
By: Ashford Hospitality Finance California General Partner LLC, its general partner
ASHFORD HOSPITALITY SERVICING LLC
ASHFORD HOSPITALITY FINANCE CALIFORNIA GENERAL PARTNER, LLC

By:
Name: David Brooks
Title: Vice President
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[Signature Page to Acknowledgement and Amendment to Guaranty
for Ashford Hospitality Limited Partnership]
Acknowledged and agreed as of
the date first written above:
WACHOVIA BANK, NATIONAL
     ASSOCIATION, as Agent, on behalf of each
     Lender party to the Second Amendment

By:
Name: Matthew Ricketts
Title: Vice President